Exhibit 10(v)
                 RURBAN FINANCIAL CORP. PLAN TO ALLOW DIRECTORS
                         TO ELECT TO DEFER COMPENSATION


1. Definitions. As used herein, the following terms shall have the meanings set forth below, unless the context clearly requires otherwise.

     (a) "Account" shall mean the account maintained for a Participant under the Plan, which shall represent the amount of compensation and interest credited to the Participant hereunder.

     (b) "Beneficiary" shall mean the persons or entities designated by a Participant in a Notice to receive any amount payable to the Participant upon his death.

     (c)  "Board" shall mean the Board of Directors of the Company.

     (d) "Company" shall mean the Rurban Financial Corp. and any subsidiary of the Rurban Financial Corp.

     (e)  "Director" shall mean a member of the Board.

     (f)  "Effective Date" shall mean March 12, 1997.

     (g) "Election Date" shall mean, for the first calendar year in which the Plan is in effect, the Effective Date. For subsequent calendar years, "Election Date" shall mean January 1 (or such later date as the Board determines).

     (h) "Notice" shall mean an election to participate in the Plan, in the form prescribed herein.

     (i) "Participant" shall mean a Director who elects to participate in the Plan.

     (j) "Plan" shall mean the Rurban Financial Corp. Plan to Allow Directors to Elect to Defer Compensation, the terms of which are set forth herein.

     (k) "Subsidiary" shall mean "subsidiary corporation" as defined in Section 424 (f) of the Internal Revenue Code of 1986, as amended.

2. The Plan. This Plan shall be known as the "Rurban Financial Corp. Plan to Allow Directors to Elect to Defer Compensation Plan." The purpose of the Plan is to advance the interests of the Company and its shareholders by allowing Directors of the Company an opportunity to defer payment of their compensation.

3. Administration. The Plan shall be administered by the Board. The Board may appoint a committee to administer the Plan on its behalf. Subject to the express provisions of the Plan, the Board shall have sole discretion and

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    authority  to  determine  from  time to time  the  individuals  eligible  to participate in the Plan. All questions of interpretations and application with respect to the Plan shall be subject to the determination, which shall be final and binding, of a majority of the whole Board.

4. Participants. Directors of the Company shall be eligible to participate in the Plan. A Director shall not become a Participant in the Plan until such date that he is designated as such by the Board and he elects to defer all or a portion of his compensation pursuant to Section 5 hereof.

5.   Deferral of Compensation.

     (a) Deferred Compensation. By filing a written Notice with the Board, a Participant may elect to defer the receipt of all or a portion of the directors' fees otherwise payable to him by the Company in any calendar year, and to have the deferred amount credited to his Account hereunder. The amount shall be designated by the Participant in the Notice, but shall not exceed such maximum permissible amount as the Board may from time to time determine.

     (b) Account. At the time that a Director elects to defer compensation under this Plan, the Company will establish an Account in his name. As of the date of each deferral under the Plan, the amount of compensation deferred shall be credited to the Participant's Account.

     (c) Interest. At the end of each calendar year, the Account of each Participant shall be allocated an amount of interest equal to the rate determined by the Board for such year, in its discretion, multiplied by the weighted average of the Participant's Account balance during such year. Such amount shall then be credited to the Participant's Account.

     (d) Terms of Notice. A Notice shall be made in writing, signed by the Participant, and delivered to the Company prior to the Election Date. Such Notice (and any subsequent Notice) will continue in effect until revoked or modified in a subsequent Notice delivered by the
          Participant to the Company. Any such subsequent Notice shall apply only to the director's fees otherwise payable to the Participant after the end of the calendar year in which such Notice is delivered to the Company. Any Notice made by the Participant shall be irrevocable with respect to any director's fees covered by such Notice, including the director's fees payable in the calendar year in which the Notice suspending or modifying the prior Notice is delivered to the Company.

6.   Distribution.

     (a) Upon separation for any reason from the services of a Participant from the Board, the Participant (or, in the event of the Participant's death, the Participant's Beneficiary) will be entitled to receive the amount then credited to the Participant's Account. Such a distribution shall be made in the manner specified in subsection (b).


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     (b)  Payment to a Participant of the amounts  credited to his Account shall be made in cash either in a lump sum or in approximately equal annual installments over a period of ten years. Participants shall be provided the opportunity to elect their preferred method of payment,
          however  the  Board  shall  have  ultimate   discretion   relative  to
          determining the actual method of payment under the Plan.

     (c) Participants (or Beneficiaries) who receive distribution from this Plan in installment payments shall, each year, have interest on any undistributed amounts credited as of the last day of each calendar year at a rate equal to the prime rate offered by the Company on the first day of that year.

     (d) Distribution of a Participant's Account pursuant to this section shall be made or shall commence as of the first day of the month next following the date on which the Participant's service as a Director of the Company terminates.

     (e) The death of a Participant shall be treated as a separation from service for purposes of distribution. If a Participant dies after distribution of his Account has begun, any remaining portion of his Account will continue to be distributed to the Participant's Beneficiary under the method of distribution in effect prior to the Participant's death.

7. Participant's Rights Unsecured. The rights of any Participant or his Beneficiary to receive a distribution hereunder shall be an unsecured claim against the general assets of the Company, and neither the Participant nor his Beneficiary shall have any rights in or against any amount credited to his Account or any other specific assets of the Company. Nothing contained in this Plan shall prevent the Company from disposing of any of its assets at such time and for such purposes as it may deem appropriate. An Account may not be transferred, assigned or encumbered by a Participant or any Beneficiary.

8. Amendments to the Plan. The Board of Directors of the Company may amend or terminate the Plan at any time, without the consent of any Participant or Beneficiary. Provided, however, that no amendment or termination of the Plan shall divest any Participant or Beneficiary of his contractual right to receive payment of any amounts credited to his Account as of the date of such amendment or termination.

9.   Expenses. Costs of administration of the Plan will be paid by the Company.

10. Notices. Any Notice or other election required or permitted to be given hereunder shall be in writing and shall be deemed to have been filed.

     (a) on the date it is personally delivered to the Secretary of the Company; or

     (b) three business days after it is sent by registered or certified mail, addressed to such Secretary at P.O. Box 467, Defiance, Ohio 43512


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11.  No Guarantee of Continued  Service.  No  Participant  shall have any rights whatsoever against the Company as a result of this Plan except those expressly granted hereunder. Nothing herein shall be construed to grant any Participant the right to remain a Director.

12. Gender and Number. Pronouns and other similar words used in the masculine gender shall be read as the feminine gender where appropriate and the singular form of words shall be read as the plural where appropriate.

13.  Governing  Law.  Except  as  otherwise   required  by  law,  the  validity,
     construction and administration of this Plan shall be determined under the laws of the State of Ohio.

Executed on Behalf of the Company by the Chairman of the Board of Directors as of this 12th day of March 1997.



RURBAN FINANCIAL CORP.

/s/ Steven D. VanDemark
__________________________________________
Signature
Title:  Chairman of the Board of Directors


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                             RURBAN FINANCIAL CORP.
           Election to Participate in the Rurban Financial Corp. Plan to Allow Directors to Elect to Defer Compensation



Pursuant to the terms of the Rurban Financial Corp. Plan to Allow Directors to Elect to Defer Compensation (the "Plan"), I hereby elect to defer during the period beginning on ________________________, 199___ and ending on December 31, 199___, and for each subsequent calendar year until this election is revoked, the receipt of ________________% of director's fees earned by me in connection with the performance of my services as a Director of the Company.

As a Participant, I hereby elect to receive the deferred compensation in the form of (check one):

        A lump sum............................................   _____
                                   OR
        Annual installments over a period of ten years .......   _____

I understand that, in addition to my deferred amounts, each year, my Plan Account will be credited with a rate of interest determined in the discretion of the Board of Directors of the Company. I further understand that all deferred compensation not paid at separation from service shall accrue interest at a rate equal to the prime rate paid by the Company, as determined in the Plan. Finally, I understand that my Account shall remain in the property of the Company, and nothing in this Plan shall require the segregation of any such Account from the general assets of the Company.

I hereby designate the persons or entities named below as Beneficiary of all amounts payable to me under the Plan which have not been paid to me at the date of my death.

        _______________________________________________________________

        _______________________________________________________________

        _______________________________________________________________


Signed this _________________ day of __________________________________, 199___.


        ________________________________
        Participant Name (Print)

        ________________________________
        Signature

        RURBAN FINANCIAL CORP.

        By: ____________________________________
            Chairman of the Board of Directors


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